Exhibit 99.1

Harrow Health Announces Preliminary First Quarter 2021 Financial Results

NASHVILLE, Tenn., April 14, 2021 – Harrow Health, Inc. (NASDAQ: HROW), an ophthalmic-focused healthcare company, today announced certain preliminary unaudited financial results for the first quarter ended March 31, 2021.

Preliminary Estimate of Results for the Three Months Ended March 31, 2021

●	Total revenue between $14.9 million and $15.5 million.
●	Adjusted EBITDA greater than $2.7 million.
●	Cash and cash equivalents, including restricted cash, at March 31, 2021, of approximately $6.5 million, which further increased on April 12, 2021 as a result of the addition of gross proceeds of $10.6 million from the sale of 1,518,000 common shares of Eton Pharmaceuticals, Inc., a former subsidiary of Harrow Health, Inc.

Harrow Health’s management utilizes Adjusted EBITDA, an unaudited financial measure that is not calculated in accordance with U.S. generally accepted accounting principles, or GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Management believes that this non-GAAP financial measure reflects an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provides a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA provides meaningful supplemental information regarding the Company’s performance because (i) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) it excludes the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) it is used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Set forth below is Harrow’s reconciliation of estimated preliminary Adjusted EBITDA to estimated preliminary net income, the most directly comparable GAAP measure. However, the Company is unable to determine with reasonable certainty the ultimate outcome of certain items necessary to calculate such GAAP measure without unreasonable effort. These items include, but are not limited to, final calculation of investment related gains/losses. These items are uncertain, depend on various factors, and could have a material impact on the GAAP reported results for the period. The estimate presented is subject to completion of the applicable quarter-end closing procedures. Harrow’s actual results for such period may vary from these estimates. In addition, estimated financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the estimated financial information described above will not materialize or will vary significantly from actual results. Accordingly, undue reliance should not be placed on this estimate. The preliminary estimate is not necessarily indicative of any future period and should be read together with the sections titled “Risk Factors” and “Special Note Regarding Forward-Looking Statements,” and under similar headings in the documents incorporated by reference in Harrow Health’s financial statements, related notes and other financial information incorporated by reference in its filings with the Securities and Exchange Commission, or SEC.

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HROW Announces Preliminary First Quarter 2021 Financial Results

April 14, 2021

The following is a reconciliation of estimated preliminary Adjusted EBITDA to estimated preliminary net income for the three months ended March 31, 2021 (in thousands):

For the Three Months Ended March 31, 2021 (Unaudited)
GAAP Net Income, exclusive of investment gains/losses	$2,851
Stock-based compensation and expenses	798
Interest expense, net	512
Income taxes	-
Depreciation	465
Amortization of intangible assets	40
Other (income), net	(1,966)
Adjusted EBITDA	$2,700

The foregoing estimate of results for the three months ended March 31, 2021 have not been reviewed by Harrow’s auditors, are based on preliminary information as of the date hereof and are subject to material changes following completion of the quarter-end review process and other adjustments that may be made before the Company’s financial results are finalized. In addition, these preliminary unaudited results are not comprehensive financial results for the quarter ended March 31, 2021, should not be viewed as a substitute for complete GAAP financial statements or more comprehensive financial information, and are not indicative of the results for any future period.

The Company expects to announce full first quarter 2021 financial and operating results on May 11, 2021, after market close. Management will host a conference call, including a question-and-answer session, for shareholders later that same day. Additional details on the call will be released in a separate press release.

About Harrow Health

Harrow Health, Inc. (NASDAQ: HROW) is an ophthalmic-focused healthcare company. The Company owns ImprimisRx, the nation’s leading ophthalmology outsourcing and pharmaceutical compounding business, and Visionology, a direct-to-consumer eye care subsidiary focused on chronic eye disease. Harrow Health also holds large equity positions in Eton Pharmaceuticals, Surface Ophthalmics and Melt Pharmaceuticals, all of which started as Harrow Health subsidiaries. Harrow Health also owns royalty rights in four clinical stage drug candidates being developed by Surface Ophthalmics and Melt Pharmaceuticals. For more information about Harrow Health, please visit the Investors section of the corporate website, harrowinc.com.

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HROW Announces Preliminary First Quarter 2021 Financial Results

April 14, 2021

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: the impact of the COVID-19 pandemic on our financial condition, liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our proprietary formulations in a timely manner or at all, identify and acquire additional proprietary formulations, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally; and our limited operating history. These and additional risks and uncertainties are more fully described in our filings with the SEC, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow Health undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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